UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934 (Amendment No. ____)

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

MOTORSPORT GAMES INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

MOTORSPORT GAMES INC.

5972 NE 4th Avenue

Miami, Florida 33137

SCHEDULE 14C INFORMATION

Preliminary Information Statement Pursuant to Regulation 14C

of the Securities Exchange Act of 1934, as amended

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

To the Stockholders of Motorsport Games Inc.:

This Information Statement (this “Information Statement”) has been filed with the Securities and Exchange Commission (the “SEC”) by Motorsport Games Inc., a Delaware corporation (“Motorsport,” the “Company,” “we,” “our,” or “us”), pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is being furnished to the holders as of the close of business on April 10, 2025 (the “Record Date”) of our outstanding shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and our Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), that votes together as a class with the Class A Common Stock.

The purpose of this Information Statement is to notify the holders of our Class A Common Stock and Class B Common Stock as of the Record Date (the “Stockholders”) that the Company’s Board of Directors (the “Board”) and the holder of shares of Class A Common Stock and Class B Common Stock representing a majority of the voting power of our issued and outstanding shares of capital stock (the “Majority Stockholder”) approved of the following corporate actions (the “Corporate Actions”):

●	Authorization of the exercise of the Pre-Funded Warrant issued in connection with an offering of securities pursuant to the Securities Purchase Agreement that we entered into on April 11, 2025 (the “Purchase Agreement”); and

●	Approval of the grant of a right of first refusal to the investors that purchased securities pursuant to the Purchase Agreement.

On the Record Date, the Majority Stockholder approved the Corporate Actions by written consent in lieu of a stockholders’ meeting as permitted under the Delaware General Corporation Law (the “DGCL”) and our Certificate of Incorporation, as amended (the “Certificate of Incorporation”). Accordingly, your consent is not required and is not being solicited in connection with the approval of the Corporate Actions. Our Board is not soliciting your proxy or consent in connection with the Corporate Actions. You are urged to read this Information Statement carefully and in its entirety for a description of the Corporate Actions approved by the Board and the Majority Stockholder. Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the Corporate Actions taken have no right under the DGCL to dissent or require a vote of all Stockholders.

Pursuant to Rule 14c-2 under the Exchange Act, the Corporate Actions may not be taken before a date which is twenty (20) calendar days after a Definitive Information Statement is first provided to Stockholders as of the Record Date (the “Effective Date”). The Information Statement will be provided to our Stockholders of record as of the close of business on the Record Date upon filing the Definitive Information Statement, anticipated to be on or about              , 2025. The Company will bear the entire cost of furnishing this Information Statement. We anticipate that the Corporate Actions will be effective on or before               , 2025.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS, AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

Dated: , 2025	Sincerely,

	Name:	Stephen Hood
	Title:	Chief Executive Officer and President

INTRODUCTION

This Information Statement is being first mailed on or about                 , 2025 to the Stockholders by the Board to provide material information regarding the Corporate Actions that have been approved by the written consent of the Majority Stockholder.

Only one copy of this Information Statement is being delivered to any two or more Stockholders who share an address unless we have received contrary instruction from one or more of such Stockholders. We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a Stockholder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of this Information Statement, or if in the future you would like to receive multiple copies of information statements, proxy statements or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT BUT RATHER AN INFORMATION STATEMENT intended TO INFORM YOU OF THE MATTERS DESCRIBED HEREIN.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the shares of stock held of record by them.

AUTHORIZATION BY THE BOARD OF DIRECTORS

AND THE MAJORITY STOCKHOLDER

Under the DGCL and the Certificate of Incorporation, any action that can be taken at an annual or special meeting of Stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted should consent to such action in writing. The approval of the Corporate Actions required the affirmative vote or written consent of a majority of the voting power of the issued and outstanding shares of capital stock.

On the Record Date, the Majority Stockholder adopted resolutions by written consent approving the Corporate Actions. As of such date, there were 3,183,558 shares of Class A Common Stock and 700,000 shares of Class B Common Stock outstanding and entitled to vote. Holders of Class A Common Stock are entitled to one vote per share. Holders of Class B Common Stock are entitled to ten votes per share. As of the Record Date, the Majority Stockholder held 1,480,385 shares of our issued and outstanding Class A Common Stock and 700,000 shares of our issued and outstanding Class B Common Stock, having an aggregate of 7,000,000 votes, such that the Majority Stockholder was entitled to exercise 8,480,385 votes, or 83.28% of the voting power of the issued and outstanding shares of our capital stock. Accordingly, all Corporate Actions were authorized and approved as of the Record Date.

CONSENTING STOCKHOLDERS

We are not seeking written consent from any other Stockholder of the Company, and the other Stockholders will not be given an opportunity to vote with respect to the Corporate Actions. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising Stockholders of the action taken by Written Consent and giving Stockholders notice of such actions taken as required by the Exchange Act.

As the Corporate Actions were taken by Written Consent, there will be no annual or special meeting of Stockholders for the purpose of voting on the Corporate Actions.

1

Proposal No. 1

The Pre-Funded Warrant Proposal

APPROVAL OF THE EXERCISE OF a PRE-FUNDED WARRANT ISSUED ON APRIL 11, 2025 TO PURCHASE UP TO AN AGGREGATE OF 377,836 SHARES OF CLASS A COMMON STOCK

We have received approval from the Majority Stockholder for the exercise of the pre-funded warrant issued on April 11, 2025 (the “Pre-Funded Warrant”) to purchase up to an aggregate of 377,836 shares of the Company’s Class A Common Stock. A copy of the form of the Pre-Funded Warrant is attached hereto as Annex A.

On April 11, 2025, we entered into the Purchase Agreement with several institutional and accredited investors (the “Investors”) providing for the issuance and sale in a private placement (the “Private Placement”) of 1,894,892 shares of Class A Common Stock and the Pre-Funded Warrant. The net proceeds to us from the offering were approximately $2.35 million, after deducting estimated offering expenses payable by us.

The shares of Class A Common Stock issuable upon the exercise of the Pre-Funded Warrant are collectively referred to as the “Warrant Shares.” The Pre-Funded Warrant will become exercisable upon the Effective Date and expire when exercised in full.

The Purchase Agreement requires that we file a preliminary Information Statement on Schedule 14C the day following our annual meeting of stockholders.

The Pre-Funded Warrant and the shares of Class A Common Stock issuable upon exercise thereof were offered pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Reasons to Enter Into the Purchase Agreement

As of December 31, 2024, we had cash and cash equivalents of $859,271 and stockholders’ equity of $1,226,002. As a result, in April 2025, the Board determined that it was necessary to raise additional funds for general corporate purposes and to increase stockholders’ equity.

We are required to continually meet the listing requirements of the Nasdaq Capital Market (“Nasdaq”), including, among other things, a minimum stockholders’ equity requirement of at least $2,500,000, for continued inclusion on the Nasdaq pursuant to Nasdaq Listing Rule 5550(b)(1) (the “Stockholders’ Equity Requirement”). On November 22, 2024, we received a deficiency letter from Nasdaq’s Listing Qualifications Department (the “Nasdaq Staff”) notifying us that we were not in compliance with the Stockholders’ Equity Requirement. In our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, we reported stockholders’ equity of $2,170,911, which was below the Stockholders’ Equity Requirement. Additionally, we did not meet either of the alternative Nasdaq continued listing standards under the Nasdaq Listing Rules, which include (i) a market value of listed securities of at least $35 million or (ii) net income of $500,000 from continuing operations in the most recently completed fiscal year or in two of the three most recently completed fiscal years. As of December 31, 2024, our stockholders’ equity was $1,226,002.

In accordance with Nasdaq rules, we had until January 6, 2025 to submit a plan to the Nasdaq Staff to regain compliance with the Stockholders’ Equity Requirement, which plan we submitted by such date. On March 3, 2025, Nasdaq notified us that based on Nasdaq’s review of the materials we submitted to Nasdaq, the Nasdaq Staff had determined to grant us an extension to regain compliance with the Stockholders’ Equity Requirement until April 14, 2025, subject to us regaining and evidencing compliance with the Stockholders’ Equity Requirement by such date. On April 15, 2025, we received a letter from the Nasdaq Staff stating that based on our Current Report on Form 8-K filed with the SEC on April 14, 2025, Nasdaq has determined that we then complied with the Stockholders’ Equity Requirement. Nasdaq will continue to monitor our ongoing compliance with the continued listing requirements for The Nasdaq Capital Market, and, if at the time of our next periodic report we do not evidence compliance, we may be subject to delisting.

We believe that the Private Placement was necessary in light of the deadline imposed by Nasdaq for compliance with the Stockholders’ Equity Requirement and our cash and funding requirements at the time of the Private Placement. In addition, at the time of the Private Placement, the Board considered numerous other alternatives to the transaction, none of which proved to be feasible or, in the opinion of the Board, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the Private Placement.

Description of the Pre-Funded Warrant

Set forth below is a summary of the terms of the Pre-Funded Warrant.

2

Exercisability

The Pre-Funded Warrant has an initial exercise price of $0.0001 per share. The Pre-Funded Warrant will not be exercisable until twenty-one (21) days after we mail a Definitive Information Statement on Schedule 14C with respect to the approval of the exercise of the Pre-Funded Warrant. The Pre-Funded Warrant will expire when exercised in full.

No Fractional Shares

No fractional shares or scrip representing fractional shares will be issued upon the exercise of the Pre-Funded Warrant. As to any fraction of a share which the holder would otherwise be entitled to purchase upon such exercise, the number of shares of Class A Common Stock to be issued will be rounded up to the nearest whole number.

Cashless Exercise

In lieu of making the cash payment otherwise contemplated to be made to us upon the exercise of the Pre-Funded Warrant in payment of the aggregate exercise price, the holder may, at its option, instead receive upon such exercise (either in whole or in part) only the net number of shares of Class A Common Stock determined according to a formula set forth in the Pre-Funded Warrant.

Adjustment for Stock Splits

The exercise price of the Pre-Funded Warrant is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Class A Common Stock.

Dividends or Distributions

If we declare or make any dividend or other distribution of our assets (or rights to acquire our assets) to holders of shares of Class A Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) at any time after the issuance of the Pre-Funded Warrant, then, in each such case, the holder of the Pre-Funded Warrant shall be entitled to participate in such distribution to the same extent that the holders would have participated therein if the holder had held the number of shares of common stock acquirable upon complete exercise of the Pre-Funded Warrant.

Purchase Rights

If we grant, issue or sell any shares of Class A Common Stock or securities exercisable for, exchangeable for or convertible into Class A Common Stock, or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Class A Common Stock, referred to as Purchase Rights, then the holder of the Pre-Funded Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the holder could have acquired if the holder had held the number of shares of Class A Common Stock acquirable upon complete exercise of the Pre-Funded Warrant immediately before the record date, or, if no such record is taken, the date as of which the record holders of shares of Class A Common Stock are to be determined, for the grant, issue or sale of such Purchase Rights.

Fundamental Transaction

If a fundamental transaction occurs (as such term is defined in the Purchase Agreement), then the successor entity will succeed to, and be substituted for us, and may exercise every right and power that we may exercise and will assume all of our obligations under the Pre-Funded Warrant with the same effect as if such successor entity had been named in the warrant itself. If holder of the Class A Common Stock is given a choice as to the securities, cash or property to be received in a fundamental transaction, then the holder shall be given the same choice as to the consideration it receives upon any exercise of the Pre-Funded Warrant following such fundamental transaction.

Transferability

Subject to applicable laws, the Pre-Funded Warrant may be offered for sale, sold, transferred or assigned.

Rights as a Stockholder

Except as otherwise provided in the Pre-Funded Warrant or by virtue of a holder’s ownership of shares of Class A Common Stock, the holder of the Pre-Funded Warrant does not have the rights or privileges of holders of our Class A Common Stock, including any voting rights, unless and until they exercise the Pre-Funded Warrant.

Amendments

The Pre-Funded Warrant may be amended with the written consent of the holder of such Pre-Funded Warrant and us.

Listing

There is no established public trading market for the Pre-Funded Warrant, and we do not expect a market to develop. In addition, we do not intend to apply for listing of the Pre-Funded Warrant on any national securities exchange.

No Appraisal Rights

No appraisal rights are available under the DGCL or under our Certificate of Incorporation or our Bylaws, as amended, with respect to this proposal.

3

Proposal No. 2

The ROFR Proposal

APPROVAL OF THE GRANTING OF A RIGHT OF FIRST REFUSAL

On April 11, 2025, we entered into the Purchase Agreement, which provides that the Investors shall have a right of first refusal with respect to certain subsequent equity financings that we may effect (the “Right of First Refusal”). The Right of First Refusal provides that, from twenty-one (21) days after we mail a Definitive Information Statement on Schedule 14C with respect to the approval of the exercise of the Right of First Refusal and until the first (1st) anniversary of the closing date of the Private Placement, subject to compliance with Nasdaq rules and regulations, upon any issuance by us of Class A Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement) (the “Offered Interests”) for consideration (a “Subsequent Financing”), the Investors shall have the right to participate in any such Subsequent Financing in an amount equal to 100% of the amount of the Subsequent Financing (which amount shall be equal to 80% of the amount of a Subsequent Financing which is a public offering, including a confidentially marketed public offering; or a transaction that includes an offering of securities registered under a shelf registration statement on Form S-3, including a registered direct offering with a concurrent private placement) on the same terms, conditions and price provided for in the Subsequent Financing, provided, however, If multiple Investors elect to participate in the Subsequent Financing, the Offered Interests shall be allocated among the Investors on a pro-rata basis based on the Investors’ respective ownership percentages, unless otherwise agreed by the Investors. The Right of First Refusal further provides that if Nasdaq shall object to such participation or shall require additional stockholder approval of such Subsequent Financing due to any Investor’s participation in such Subsequent Financing then we shall be entitled to engage in the Subsequent Financing with other investors, provided that with respect to a Subsequent Financing other than an overnight and intra-day deal financing, we shall use reasonable efforts to attempt to cure any objection or deficiency identified by Nasdaq. The Right of First Refusal excludes certain exempt issuances, including warrant inducement transactions. The foregoing description of the Right of First Refusal is qualified in its entirety by reference to the full text of the Right of First Refusal, which set forth on Annex B.

The granting of the Right of First Refusal was approved by the Majority Stockholder on April 10, 2025. On the Effective Date, which will occur twenty (20) calendar days after this Information Statement is first provided to our Stockholders as of the Record Date, the Investors will be entitled to exercise the Right of First Refusal.

4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of the Record Date for:

●	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A Common Stock and Class B Common Stock (by number or by voting power);
●	each of our directors;
●	each of our named executive officers; and
●	all of our directors and current executive officers as a group.

Applicable percentage ownership before the offering is based on 3,183,558 shares of Class A Common Stock and 700,000 shares of our Class B Common Stock outstanding as of the Record Date.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, or other rights, including the redemption right described above, held by such person that are currently exercisable or will become exercisable within 60 days of the date of the Record Date, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Unless otherwise indicated, the address of all listed stockholders is c/o Motorsport Games Inc., 5972 NE 4th Avenue, Miami, FL 33137.

	Shares Beneficially Owned
	Class A		Class B
Name of Beneficial Owner	Shares	%	Shares	%	% of Total Voting Power(1)
5% Stockholders:
Driven Lifestyle Group LLC(2)	1,480,385	46.50%	700,000	100%	83.28%
Directors and Named Executive Officers:
John Delta	39,593	1.24	—	—	*
Andrew P. Jacobson	13,158	*	—	—	*
Navtej Singh Sunner	13,158	*	—	—	*
Stephen Hood	47,179	1.47%	—	—	*
Stanley Beckley	—	—	—	—	—
Directors and current executive officers as a group (5 persons)	113,088	3.53%	—	—	*

*	Less than 1%

(1)	Percentage of total voting power represents voting power with respect to all shares of Class A Common Stock and Class B Common Stock, as a single class. The holders of our Class B Common Stock are entitled to ten votes per share, and holders of our Class A Common Stock are entitled to one vote per share.

(2)	Consists of shares held of record by Driven Lifestyle (formerly known as Motorsport Network LLC). Mike Zoi is the manager of Driven Lifestyle and has sole voting and dispositive power with respect to the shares held by Driven Lifestyle.

5

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No person who has been our officer or director, or to our knowledge, any of their associates, has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon. None of our directors opposed the actions to be taken by the Company.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to Stockholders who share a single address unless we received contrary instructions from any Stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, we will deliver promptly upon written or oral request a separate copy of this Information Statement to a Stockholder at a shared address to which a single copy of this Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which we should direct the additional copy of the Information Statement, to us at:

Motorsport Games Inc.

5972 NE 4th Avenue

Miami, Florida 33137

Telephone: (305) 507-88799

If multiple Stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer that we mail each Stockholder a separate copy of future mailings, you may mail notification to, or call us at our principal executive offices. Additionally, if current Stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer we mail one copy of future mailings to Stockholders at the shared address, notification of such request may also be made by mail or telephone to our principal executive offices.

This Information Statement is provided to the Stockholders only for information purposes in connection with the Corporate Actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please read this Information Statement carefully.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement contains forward-looking statements, which reflect our views with respect to future events. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates,” “intends,” “believes,” “will,” “estimates,” “expects,” “plans,” “projects,” “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

You should rely only on the information we have provided in this Information Statement. We have not authorized any person to provide information other than that provided herein. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document, unless expressly set forth otherwise.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information requirements of the Exchange Act and file annual, quarterly, and current reports, proxy statements, and other information with the SEC. Our SEC filings are available to you on the SEC’s website at www.sec.gov. Documents we have filed with the SEC are also available on our website through the investors link at www.motorsportgames.com. Information contained on our website does not constitute a part of this Information Statement and is not incorporated by reference herein.

You may request copies of our SEC filings, at no cost, by writing Motorsport Games Inc. at 5972 NE 4th Avenue, Miami, Florida 33137 or telephoning us at (305) 507-8799. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

Our Class A Common Stock is listed for trading on the Nasdaq Capital Market under the symbol “MSGM.”

Our transfer agent is ClearTrust, LLC. Their address is 16540 Pointe Village Drive Suite 210, Lutz, Florida 33558, and their telephone number is (813) 235-4490.

By Order of the Board of Directors:

Dated: , 2025	Motorsport Games Inc.

	Name:	Stephen Hood
	Title:	Chief Executive Officer and President

6

Annex A

Form of Pre-Funded Warrant

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

PRE-FUNDED COMMON STOCK PURCHASE WARRANT

MOTORSPORT GAMES INC.

Warrant Shares: 377,836	Issue Date: April 11, 2025

THIS PRE-FUNDED COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, Sharp Arrow Global Tech Ventures L.P. or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Stockholder Approval Date (the “Initial Exercise Date”) and until this Warrant is exercised in full, but not thereafter (the “Termination Date”), to subscribe for and purchase from Motorsport Games Inc., a Delaware corporation (the “Company”), up to three hundred seventy-seven thousand eight hundred and thirty-six (377,836) shares (as subject to adjustment hereunder, the “Warrant Shares”) of the Company’s Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1.	Definitions.

Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated April 11, 2025, among the Company and the purchasers signatory thereto.

A-1

Section 2.	Exercise.

(a)	Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto, and delivered in accordance with the notice requirements set forth in Section 5(h) herein (the “Notice of Exercise”). Within the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver to the Company the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation as soon as reasonably practicable following the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(b)	Exercise Price. The aggregate exercise price of this Warrant, except for a nominal exercise price of $0.0001 per Warrant Share, was pre-funded to the Company on or prior to the Initial Exercise Date and, consequently, no additional consideration (other than the nominal exercise price of $0.0001 per Warrant Share) shall be required to be paid by the Holder to any Person to effect any exercise of this Warrant. The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-paid aggregate exercise price under any circumstance or for any reason whatsoever, including in the event this Warrant shall not have been exercised prior to the Termination Date. The remaining unpaid exercise price per share of Common Stock under this Warrant shall be $0.0001, subject to adjustment hereunder (the “Exercise Price”).

(c)	Cashless Exercise. This Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares for the deemed surrender of the Warrant in whole or in part equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	=	as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. (“Bloomberg”) as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

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(B)	=	the Exercise Price of this Warrant, as adjusted hereunder; and

(X)	=	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

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If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised. The Company agrees not to take any position contrary to this Section 2(c), except to the extent required by applicable law, rule or regulation.

(d)	Mechanics of Exercise.

i.	Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (the “DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to, or resale of, the Warrant Shares by the Holder or (B) this Warrant is being exercised via cashless exercise, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earlier of (i) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company (other than in the instance of a cashless exercise) and (ii) the number of Trading Days comprising the Standard Settlement Period, in each case (i) or (ii) after the delivery to the Company of the Notice of Exercise and subject to payment of the aggregate Exercise Price (other than in the instance of a cashless exercise) by such date (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received by the Warrant Share Delivery Date. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise. Notwithstanding the foregoing, with respect to any Notice(s) of Exercise delivered on or prior to 4:00 p.m. (New York City time) on the Trading Day immediately prior to the Initial Exercise Date, which may be delivered at any time after the time of execution of the Purchase Agreement, the Company agrees to deliver the Warrant Shares subject to such notice(s) by 4:00 p.m. (New York City time) on the Initial Exercise Date and the Initial Exercise Date shall be the Warrant Share Delivery Date for purposes hereunder, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received by such Warrant Share Delivery Date.

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ii.	Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii.	Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv.	Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date (other than any such failure that is due to the action or inaction by the Holder to the Company with respect to such Exercise), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice within two (2) Trading Days after the occurrence of a Buy-In indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

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v.	No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi.	Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees or expenses required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii.	Closing of Books. The Company shall not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

(e)	Reserved.

(f)	Principal Market Regulation. Notwithstanding anything to the contrary contained in this Warrant, this Warrant may not be exercised pursuant to this Section 2 until Stockholder Approval has been obtained.

“Stockholder Approval” means such approval as may be required by the applicable rules and regulations of The Nasdaq Stock Market LLC (or any successor entity) from the stockholders of the Company to consent to any exercise of the Warrants and issuance of Warrant Shares relating to the Stockholder Approval Date.

“Stockholder Approval Date” the date that is twenty-one (21) days after the Company mails a Definitive Information Statement on Schedule 14C with respect to the Stockholder Approval.

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Section 3.	Certain Adjustments.

(a)	Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split or consolidation) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b)	Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time that the Warrant is outstanding, the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to all of the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(c)	Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution.

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(d)	Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person and the Company is not the surviving company, (ii) the Company (or any Subsidiary), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock or 50% or more of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than stock split), or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires 50% or more of the outstanding shares of Common Stock or 50% or more of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(d) (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction). Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall be added to the term “Company” under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Warrant and the other Transaction Documents with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company herein.

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(e)	Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(f)	Notice to Holder.

i.	Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment, provided, however that the Company may satisfy this requirement by filing such notice with the Commission pursuant to a Current Report on Form 8-K or Annual or Quarterly Report. Notwithstanding anything to the contrary herein, no Warrant Share or share of the Company shall be issued for a price that is less than the par value of such share.

ii.	Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification (other than a stock split) of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least 4 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice and provided further that no notice shall be required if information is disseminated in a press release or document filed with the Commission. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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Section 4.	Transfer of Warrant.

(a)	Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. This Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b)	New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

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(c)	Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(d)	Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 5.7 of the Purchase Agreement.

(e)	Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5.	Miscellaneous.

(a)	No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

(b)	Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

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(c)	Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

(d)	Authorized Shares.

i.	The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

ii.	Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

iii.	Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

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(e)	Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

(f)	Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

(g)	Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(h)	Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

(i)	Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(j)	Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(k)	Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

(l)	Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company, on the one hand, and the Holder of this Warrant, on the other hand.

(m)	Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(n)	Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

[Signature page follows.]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

MOTORSPORT GAMES INC.

By:
Name:
Title:

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EXHIBIT A

NOTICE OF EXERCISE

To:	Motorsport Games Inc.

(1)	The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)	Payment shall take the form of (check applicable box):

[   ] in lawful money of the United States; or

[   ] if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3)	Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

[SIGNATURE OF HOLDER]

Name of Investing Entity: ______________________________________________________________

Signature of Authorized Signatory of Investing Entity: ________________________________________

Name of Authorized Signatory: __________________________________________________________

Title of Authorized Signatory: ___________________________________________________________

Date: _______________________________________________________________________________

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EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to exercise the Warrant to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Dated: _______________ __, ______

Holder’s Signature: __________________________

Holder’s Address: ____________________________

A-16

Annex B

Right of First Refusal

4.11	Right of First Refusal.

(a)	From the Stockholder Approval Date until the first (1st) anniversary of the Closing Date, subject to compliance with Nasdaq rules and regulations, upon any offer by the Company of Common Stock or Common Stock Equivalents (the “Offered Interests”) for consideration (a “Subsequent Financing”), the Purchasers shall have the right to participate in any such Subsequent Financing in an amount equal to 100% of the amount of the Subsequent Financing (which amount shall be equal to 80% of the amount of a Subsequent Financing which is a public offering (as such term is used in the rules and regulations of the Trading Market) including a confidentially marketed public offering; or a transaction that includes an offering of securities registered under a shelf registration statement on Form S-3, including a registered direct offering with a concurrent private placement) on the same terms, conditions and price provided for in the Subsequent Financing, provided, however, if multiple Purchasers elect to participate in the Subsequent Financing, the Offered Interests shall be allocated among the Purchasers on a pro-rata basis based on the Purchasers’ respective ownership percentages, unless otherwise agreed by the Purchasers. If Nasdaq shall object to such participation or shall require additional stockholder approval of such Subsequent Financing due to the Purchaser’s participation in such Subsequent Financing then the Company shall be entitled to engage in the Subsequent Financing with other investors. Provided, however, that, with respect to a Subsequent Financing, other than overnight and intra-day deal financings, the Company shall use its reasonable efforts to attempt to cure any objection or deficiency identified by Nasdaq so that the Purchasers may be allowed to participate in the Subsequent Financing. If the Company successfully cures such deficiency, then each Purchaser shall continue to have the right to participate in the Subsequent Financing on a pro-rata basis, as set forth in this Section 4.11.

(b)	Not later than the tenth (10) Trading Day, prior to the Trading Day of the expected announcement of the Subsequent Financing, the Company shall deliver to the Purchasers a written notice of the Company’s intention to effect a Subsequent Financing (a “Subsequent Financing Notice”), which notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet and transaction documents relating thereto as an attachment, provided, however, that with respect to a public offering or an overnight or intra-day deal financing the Company shall deliver terms of such financing immediately upon receipt.

(c)	If a Purchaser desires to participate in such Subsequent Financing, the Purchaser must provide written notice to the Company by no later than 6:30 am (New York City time) on the Trading Day that is five (5) Trading Days following the date on which the Subsequent Financing Notice is delivered to the Purchaser (the “Notice Termination Time”) that the Purchaser is willing to participate in the Subsequent Financing on a pro rata basis based on its Subscription Amount hereunder, the amount of the Purchaser’s participation, and representing and warranting that the Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Company receives no such notice from a Purchaser as of such Notice Termination Time, the Purchaser shall be deemed to have notified the Company that it does not elect to participate in such Subsequent Financing, provided, however, that the Purchasers must respond as to their desire to participate in a financing (x) for an overnight or intra-day deal financing, within 1 hour of receipt of the terms of such financing and (y) for a public offering, within 24 hours of receipt of the terms of such offering.

(d)	If, by the Notice Termination Time, the aggregate desired participation amount indicated by the Purchaser from whom the Company has received responses to a Subsequent Financing Notice is less than the total proposed amount of the applicable Subsequent Financing, then the Company shall effect the remaining portion of such Subsequent Financing to the participating Purchasers.

(e)	The Company must provide the Purchaser with a second Subsequent Financing Notice, and the Purchaser will again have the right of participation set forth above in this Section 4.11, if the definitive agreement related to the initial Subsequent Financing Notice is not entered into for any reason on the material terms set forth in such Subsequent Financing Notice within five (5) Trading Days after the date of delivery of the initial Subsequent Financing Notice.

(f)	Notwithstanding the foregoing, this Section 4.11 shall not apply in respect of an Exempt Issuance and shall be subject in all respects to compliance with the rules and regulations of The Nasdaq Stock Market LLC.

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